EXHIBIT 99
                                                               ----------






                                 NISOURCE

                    CONNECTING CUSTOMERS AND ENERGY
                             IN OUR CORRIDOR


                              NOVEMBER 2000




   These materials contain forward-looking statements as defined in Section 21E of the Securities Exchange Act of 1934, including statements about future business operations and financial performance. These statements involve risks and uncertainties inherent in business forecasts, and actual results could differ materially from those indicated in these statements. A number of these risks and uncertainties are discussed in NiSource's Form 10-Q Quarterly Report filed with the Securities and Exchange Commission on October 31, 2000, as well as on the following page.


   ======================================================================



                          FORWARD-LOOKING STATEMENTS

        Some of the information included herein are forward-looking state-ments within the meaning of the securities laws. These statements concern our plans, expectations and objectives for future operations. Any statement that is not a historical fact is a forward-looking state-ment, including, but not limited to, statements concerning earnings per share in 2001 and the timing and proceeds of certain proposed aset sales. We may use the words "estimate," "intend," "expect," "believe," "anticipate" and similar expressions to identify forward-looking statements, but some of these statements may use other phrasing. NiSource undertakes no obligation to release any revisions to these forward-looking statements publicly to reflect events or circumstances after the date of this filing or to reflect the occurrence of unantici-pated events. While we make the forward-looking statements in good faith and believe they are based on reasonable assumptions, these statements are subject to risks and uncertainties. Important factors that could cause actual results to differ materially from those sug-gested by the forward-looking statements include:

        *  the weather;
        * the federal and state regulatory environment, including changes in environmental and other laws and regulations to which we are subject;
        *  the economic climate;
        *  growth in our service territories;
        *  customers' usage patterns and preferences;
        * the degree to which and the speed with which competition changes the utility industry;
        * fluctuation in supply and demand for energy commodities and the timing and extent of changes in commodity prices;
        *  changing conditions in the capital equity markets;
        * whether, and the extent to which, we achieve efficiencies and cost savings from the integration of the former NiSource and Columbia Energy Group businesses; and
        * other uncertainties, all of which are difficult to predict, and many of which are beyond our control, including factors we discuss in this filing and our filings with the SEC.

        Accordingly, you should not rely on the accuracy of predictions contained in forward-looking statements. These statements speak only as of the date of this filing.

   ======================================================================


   WE ARE CREATING THE PREMIER COMPETITOR IN OUR ENERGY CORRIDOR
   ----------------------------------------------------------------------

    *  Fast-growing region                      [GRAPHIC OF ENERGY
       -  30% population / 40% of               CORRIDOR]
          U.S. energy consumption
       -  85 GW gas-fired generation and
          24 Bcf/d gas pipelines proposed
    *  Strategic Assets within the Corridor
       -  Largest gas distribution company
          east of the Rockies
       -  2nd largest U.S. underground
          gas storage
       -  4th largest U.S. gas pipeline
          company
    *  Superior skill set and knowledge base
       -  Full range of energy delivery
          capabilities
       -  Experienced management - best of
          both worlds


   ======================================================================



   BY ASSEMBLING A PORTFOLIO OF SOLID GROWTH BUSINESS
   ----------------------------------------------------------------------


                                                                NISOURCE
      ------------------------------------------------------------------------------------------------------------
                                       GAS                                                                    GROWTH
              GAS                  TRANSMISSION              EXPLORATION               ELECTRIC             PRODUCTS
          DISTRIBUTION             AND STORAGE               & PRODUCTION             OPERATIONS           & SERVICES
         -------------             -----------               -------------            ----------           -----------

      * 3.2 million            * 16,500 miles of         * Based primarily        *  426,000 custo-      *  Primary Energy
        customers in nine        pipeline in 16            in Appalachia and         mers                   (co-generation)
        states                   states                    Canada                 *  3,382 MW of coal    *  Distributed
      * 51,700 miles of        * 670 Bcf of under-       * Proved gas reserves       and gas-fired          generation
        distribution             ground gas storage        of 966 Bcfe               generation          *  Energy USA-
        pipeline                                                                                            TPC (energy
                                                                                                            marketing)


     Note:  Excludes assets to be divested.

   ======================================================================




   IN AN INDUSTRY WITH COMPELLING FUNDAMENTALS
   ----------------------------------------------------------------------

                GROWTH DRIVEN BY NEW NATURAL GAS DEMAND

   ======================================================================

                                    *  Demand for natural gas to increase
                                       to approximately 30 Tcf by 2010
    [Graph showing electricity
    generation and all other uses   *  25% demand growth through 2010
    of natural gas for 1998, 2005      (2.1% annual growth rate in
    and 2010]                          electricity)

                                    *  More volatility due to significant
                                       summer demand and competition with
                                       gas needed to fill storage

   Source:  Natural Petroleum Council

   ======================================================================



   AND BY CAPITALIZING UPON NEW ECONOMY OPPORTUNITIES
   ----------------------------------------------------------------------

     GENERATION NEEDS TO MOVE CLOSER TO THE CUSTOMER -- IMPROVING GAS
             CAPACITY UTILIZATION WITH MINIMAL CAPITAL AT RISK



    COMBINED HEAT/POWER                                 FUEL CELL
    -------------------                                 ---------

   [Picture of micro turbine on                      [Picture of Worker
   roof of Walgreens store]                          and Fuel Cell]




                                                    IGT   Institute of
                                                          Gas Technology


   ======================================================================




   FUELED BY OUR STRATEGIC COMBINATION WITH COLUMBIA ENERGY
   ----------------------------------------------------------------------


             FASTEST EVER APPROVAL FOR A PUHCA REGISTERED DEAL

   *  Closed transaction on November 1st (eight months after signing)
   *  $6.0 BN equity purchase price plus assumption of $2.0 BN debt
      -  Financed with 56% equity and equity-related capital
   * 30% stock election - 77% of Columbia holders elected stock, but were prorated
   *  $2.5 BN debt capital markets issuance completed on November 14th
      -  Largest-ever gas holding company financing
      -  Blended interest rate of 7.88%:  low-cost financing
      -  Oversubscribed order book


   ======================================================================




   BRINGING TOGETHER THE BEST OF BOTH WORLDS
   ----------------------------------------------------------------------


                                   *****************************
                                   *       Gary L. Neale       *
                                   * Chairman, President & CEO *
                                   *        (NiSource)         *
                                   *****************************
                                                  *
                                                  ***************************
                                                  *                         *
                                                  *                 ***********************
                                                  *                 *   Stephen P. Adik   *
                                                  *                 *    Vice Chairman    *
                                                  *                 *      (NiSource)     *
                                                  *                 ***********************
                                                  *                            *
                                                  *                            ***********************************
                                                  *                            *                                 *
                                                  *                 ***********************                      *
                                                  *                 * Michael W. O'Donnell*                      *
                                                  *                 * Executive V.P. & CFO*                      *
                                                  *                 *   (Former Columbia) *                      *
                                                  *                 ***********************                      *
                                                  *             ******************************                   *
                                                  *             *                            *                   *
                                                  *  *************************   **************************      *
                                                  *  * Francis P. Girot, Jr. *   *    Dennis McFarland    *      *
                                                  *  *      Treasurer        *   * VP, Finance & Planning *      *
                                                  *  *      (NiSource)       *   *   (Former Columbia)    *      *
                                                  *  *************************   **************************      *
                                                  *                                                              *
                                                  *                                                              *
         ************************************************************************************                    *
         *                    *                   *                    *                    *                    *
****************** ********************* ******************** ******************* ******************* ********************
*Jeffrey W. Yundt* *Catherine G. Abbott* *Patrick J. Mulchay* * Joseph L. Turner* * Mark D. Wyckoff * * Stephen P. Smith *
*   President    * *     President     * *     President    * *     President   * *   President     * *     President    *
*    Energy      *       Pipeline      * *      Merchant    * *      Primary    * *   New Energy    * *     Business     *
* Distribution   * *    Operations     * *      Energy      * *   Energy, Inc.  * *   Businesses    * *     Services     *
*  (NiSource)    * * (Former Columbia) * *    (NiSource)    * *    (NiSource)   * *   (NiSource)    * * (Former Columbia)*
****************** ********************* ******************** ******************* ******************* ********************



=========================================================================



   FOCUSING OUR STRATEGY
   ----------------------------------------------------------------------

   Non-Core Asset Sales

                                               EXPECTED
                                PRE-TAX        AFTER-TAX      EXPECTED
                             PROCEEDS ($MM)  PROCEEDS ($MM)    TIMING
                             --------------  --------------    ------


    Sales Completed:
      MHP, Columbia LNG,
      Columbia Retail               $444            $365      Completed

    Definitive Agreements:

      Columbia Electric/QFs         $323            $226       Q4 2000

      Miller Pipeline                 68              50       Q4 2000
                             ------------     ----------

         Subtotal                    835             641

    Sales in Progress:
      Columbia Propane,
      Columbia Petroleum,
      IWCR, other unregu-
      lated businesses        Up to $635      Up to $710      Q4 2000 -
                             ============    ============     Q1 2001

    Total                    Up to $1,470    Up to $1,351


   ======================================================================



   CREATING ONE OF THE PREMIER DIVERSIFIED GAS PORTFOLIOS
   ----------------------------------------------------------------------


                 NISOURCE PRO FORMA LTM EBITDA (1)(2)(3)(4)
                ---------------------------------------------

                           [GRAPHIC -- PIE CHART]

                       Gas Distribution            32%
                       Electric Operations         32%
                       Gas Transmission            27%
                       E&P                          6%
                       Growth Products & Services   3%

                                $1,672 MM
                                ---------

   (1)  Twelve months ended September 30, 2000
   (2)  Reflects completion of $1.4 BN non-core asset sale program
   (3)  Does not include expected synergies of $100 MM
   (4)  Excludes corporate overhead of $73 MM

   ======================================================================


   WITH SIGNIFICANT CAPITAL EARMARKED FOR FUTURE GROWTH
   ----------------------------------------------------------------------


         2001E CAPITAL EXPENDITURES (1)(2)
        ---------------------------------

             [GRAPHIC -- PIE CHART]

         Gas Distribution            36% ---->  $300 MM Growth Capex
                                                 --------------------
                                                 86% Gas, 9% Electric, 5%
                                                 Growth Products & Services
         Electric Operations         19%
         Gas Transmission            21%
         E&P                         21%
         Growth Products & Services   3%

                     $615 MM
                     ---------


   (1)  Reflects completion of $1.4 BN non-core asset sale program
   (2)  Excludes $36 MM in merger-related capitalized costs


   ======================================================================



   IN ORDER TO BUILD UPON OUR CORE GAS DISTRIBUTION BUSINESS
   ----------------------------------------------------------------------


    [MAP OF COLUMBIA GAS     * Industry-leading scale
    SERVICE TERRITORY AND    * Diversification of customers and
    NISOURCE GAS SERVICE       jurisdictions
    TERRITORY]               * Favorable overall regulatory environment
                               - Customer Choice
                               - No rate proceedings
                             * Strong regulatory relationships
                               - Incentive opportunities
                             * Vertical integration with pipeline
                               and E&P


   ======================================================================


   OUR INTEGRATED GAS TRANSMISSION/STORAGE SYSTEM
   ----------------------------------------------------------------------

    [MAP OF STORAGE              *  One of the largest integrated systems
    FACILITIES,                     in U.S.
    COLUMBIA PIPELINES,          *  Majority of capacity sold to LDC
    DOMINION PIPELINES,             affiliates; nearly fully contracted
    EL PASO PIPELINES,           *  Competitive cost structure versus
    CROSSROADS PIPELINE,            other pipeline systems in the Mid-
    MILLENNIUM PIPELINE,            Atlantic region
    VECTOR PIPELINE AND          *  Unique web-like network benefits from
    PNGTS]                          integrated storage and access to supply



   ======================================================================


   AND OUR EXPLORATION AND PRODUCTION EFFORT
   ----------------------------------------------------------------------


    [MAP OF OPERATION       *  Long-lived Appalachian reserves combined
    HEADQUARTERS, REGIONAL     - 85% historical success rate
    OFFICES, UNITED STATES     - Low finding costs
    OPERATING REGION AND    *  Technical expertise due to historical
    CANADIAN JOINT             focus
    VENTURES]               *  Balanced, diverse portfolio (over 8,100
                               wells) and gas gathering infrastructure
                            *  Well-managed commodity risk
                               - Hedging 80% production 6 months forward
                               - 40% for the next six months (6-12)
                            *  Average price for '01 is forecast to be
                               $3.72/Mcf

   ======================================================================



   LEVERAGING OUR EXISTING ELECTRIC POSITION IN THE MIDWEST
   ----------------------------------------------------------------------


   [MAP SHOWING NIPSCO,          *  Low-cost portfolio of coal-fired
   ECAR, MAPP, MAIN, SPP,           generation (3,400 MW)
   SERC, NPCC, MAAC STATES          -  Comparable transactions suggest
   AND CHICAGO, CINERGY AND            value > book
   MICHIGAN MARKETS]             *  Gateway interconnect with five
                                    surrounding control areas
                                    -  Net long asset position
                                    -  Sell excess energy into Chicago,
                                       Cinergy and Michigan markets
                                 *  Rates have not changed since 1988


   ======================================================================


   AND CAPTURING PROFITS FROM EMERGING OPPORTUNITIES WITHIN OUR FOOTPRINT
   ----------------------------------------------------------------------


   *  Focused trading and marketing on existing asset and customer base
      - Capitalize on optionality created by geographic and fuel diversification
      -  Physical positions only
      -  Profitability is critical
   * Large industrial customer base provides multiple new inside the fence cogeneration opportunities
      -  Build excess capacity to capitalize on marginal cost differential
      -  Limited capital outlay required
   *  Distributed generation
      -  Increased distribution capacity utilization
      -  Sale/lease/service of units
      -  Component integration to create Combined Heat/Power units


   ======================================================================

   IMPROVING OUR EARNINGS OUTLOOK
   ----------------------------------------------------------------------

            Including the equity offering, 2001E EPS are projected at the high end of current First Call range of $2.03 to $2.10


   ======================================================================



   THROUGH 2001 ACCRETION
   -----------------------------------------------------------------------

   (Dollars in Millions,
   except per share data)                      2001E     Comments
   ---------------------------------------------------------------------------------------------------
   Asset Sale Foregone Pre-Tax Income           (68)     Reflects completion of remaining asset sales

   Pre-Tax Synergies                            100      Comfortable with estimate

   Goodwill/Write-up                            (99)     $3.5 BN of goodwill over 40 years and
                                                         amortization of asset write-up over 20 years
                                                         net of debt

   Interest on Acquisition Debt                (213)     $2.5 BN in long term bonds @ 7.88% and 1Q 01
                                                         completion of remaining asset sales

   Imputed Interest of SAILS{SM}                 (9)     Interest accreting per annum on beginning
                                                         balance of $106.1 MM



  ========================================================================



   STRENGTHENING OUR BALANCE SHEET
   ----------------------------------------------------------------------


                  As of September 30th, 2000
    ------------------------------------------------------

                                     NISOURCE    COLUMBIA     PROFORMA
                                     --------    --------     --------
    Cash                                 51.0         30.3       81.3
    CAPITALIZATION:
    Debt                              2,575.3      2,004.4    7,044.3(1)(2)
    Preferred Stock                     135.8          -        133.3(1)
    Equity-Linked Securities(3)         345.0          -        451.1
    Shareholder Equity                1,352.1      2,034.3    3,384.2(2)(4)
                                      -------      -------   --------
      Total Capitalization            4,408.2      4,038.7   11,012.9

    RATIOS:
    Debt                                                         64.0%
    Preferred Stock                                               1.2%
    Equity/Equity-Linked                                         34.8%
                                                                -----
      Total                                                     100.0%


   (1) Assume after-tax proceeds from sale of assets of $760 MM are applied to debt reduction and $220 MM of debt and $2.5 MM of preferred stock related to the assets are assumed by the new owners
   (2)  Pro forma for $250 MM equity offering
   (3)  Includes PIES and SAILS
   (3) Assume after-tax gain of approximately $20 MM from remaining asset sales

   ======================================================================



   AND POSITIONING US FOR LONGER TERM EARNINGS GROWTH
   ---------------------------------------------------------------------


                                     10%+ CAGR

                                                    GROWTH DRIVERS
                                                    --------------

   [Graph showing Distributed           *  Customer growth and cost cutting at
   Generation Electric Optionality,        regulated businesses
   Gas Optionality and Base Business    *  Continued drilling program in
   for 2001E, 2002E, 2003E, 2004E          Appalachia
   and 2005E]                           *  Millennium pipeline project
                                        *  Manage combined delivery network to
                                           capture value
                                        *  Leverage Midwest electric position
                                           and extensive gas network
                                        *  Bring energy closer to customer
                                           (distributed generation/fuel cell)

   ============================================================================


   PROVING A COMPELLING VALUATION OPPORTUNITY
   -----------------------------------------------------------------------

   [Graph showing the following information for the following energy companies]
                                                       EPS Growth
                                       2001E P/E(1)    Rate(%):(1)
                                       ------------    -----------

   El Paso Energy                         20.2x           15.0
   Dominion Resources                     15.9x           10.0
   KeySpan Energy                         14.5x           10.0
   Gas Diversified Distribution(2)        14.5x            9.1
   NiSource                               11.8x           10.0+

   (1) I/B/E/S Concensus 2001 P/E and I/B/E/S Consensus LTG rate, as of November 17, 2000.
   (2) Questar, Equitable Resources, National Fuel Gas, KeySpan Energy.

   =======================================================================


                                       NiSource
                  Connecting Customers and Energy in Our Corridor


   =======================================================================